                                                                  Exhibit 10.14



                     AMENDED AND RESTATED SECURITY AGREEMENT
                     ---------------------------------------

                  THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated September 5, 1996, by NCO Group, Inc., a Pennsylvania corporation ("NCO Group"), NCO Financial Systems, Inc., a Pennsylvania corporation ("NCO Financial"), NCO Funding, Inc., a Delaware corporation ("NCO Funding"), and NCO of New York, Inc., a New York corporation ("NCO New York") (NCO Group, NCO Financial, NCO Funding and NCO New York are each individually a "Grantor" and collectively the "Grantors") in favor of Mellon Bank, N.A., a national banking association (the "Lender").

                                    RECITALS

                  A. NCO Financial and the Lender entered into that certain Credit Agreement dated as of July 28, 1995 (the "Credit Agreement"), pursuant to which the Lender made available to NCO Financial certain credit facilities.

                  B. As a condition precedent to the extension of credit under the Credit Agreement, NCO Financial executed and delivered to the Lender a Security Agreement dated July 28, 1995 in favor of Bank (the "Original Security Agreement").

                  C. On the date hereof, NCO New York (as an assignee of NCO Financial) will acquire all of the outstanding common stock of Management Adjustment Bureau, Inc. ("MAB") in an acquisition more particularly described in a Stock Purchase Agreement dated as of July 18, 1996 among the owners of the stock and NCO Financial.

                  D. In order to finance the acquisition of Management Adjustment Bureau, Inc. by NCO New York, NCO Financial has requested that the Lender increase the amount of the credit facilities extended by the Lender to NCO Financial pursuant to the Credit Agreement to $15,000,000 and add NCO Group, NCO New York and NCO Funding as co-borrowers under the credit facilities.

                  E. The Grantors and the Lender have agreed to increase the amount of the credit facilities and to enter into an Amended and Restated Credit Agreement dated of even date herewith (the "Amended and Restated Credit Agreement").

                  F. It is a condition precedent to the extension of additional credit under the Amended and Restated Credit Agreement that the Grantors amend and restate the Original Security Agreement in its entirety by executing and delivering this

Agreement. This Agreement is made by the Grantors among other things to induce the Lender to enter into the Loan Documents (as defined below), and to induce the Lender to extend credit under the Amended and Restated Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Grantors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  1.1. Definitions. (a) General. Capitalized terms not otherwise defined herein shall have the meanings given in the Amended and Restated Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

                  "Loan Documents" shall mean the Amended and Restated Credit Agreement, this Agreement, the $15,000,000 Amended and Restated Revolving Credit Note dated September 5, 1996 from the Grantors in favor of the Lender, the Warrant Agreement dated July 28, 1995 by and between NCO Financial and the Lender, as amended by that certain Amendment to Warrant Agreement dated September 5, 1996, the 1996 Warrant Agreement dated September 5, 1996 by and between NCO Group and the Lender, the Amended and Restated Limited Guaranty Agreement dated September 5, 1996 from Michael J. Barrist, Charles A. Piola, Jr., Annette H. Barrist and Bernard R. Miller (collectively the "Guarantors") in favor of the Lender, the Amended and Restated Stock Pledge Agreement dated September 5, 1996 from the Guarantors in favor of the Lender, the Stock Pledge Agreement dated September 5, 1996 from NCO Group in favor of the Lender, the Guaranty and Suretyship Agreement dated September 5, 1996 from MAB to the Lender, the Security Agreement dated September 5, 1996 from MAB to the Lender and all agreements and instruments from time to time delivered under or in connection with any of the foregoing, in each case as the same may be amended from time to time.

                  "Secured Obligations" shall mean all obligations from time to time of the Grantors to the Lender under or in connection with any Loan Document, including all obligations to pay principal, interest, fees, indemnities or other amounts, in each case whether such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania from time to time.

                  (b) Other Definitions. The following terms are defined in this Agreement in the Section or other place indicated:

         "Amended and Restated
            Credit Agreement"                      Recitals
         "Collateral"                              2.1
         "Credit Agreement"                        Recitals
         "Equipment"                               2.1
         "Grantors"                                Preamble
         "Guarantors"                              1.1
         "Inventory"                               2.1
         "Lender"                                  Preamble
         "NCO Group"                               Preamble
         "NCO Financial"                           Preamble
         "NCO Funding"                             Preamble
         "NCO New York"                            Preamble
         "MAB"                                     Recitals
         "notices"                                 6.3
         "Receivables"                             2.1
         "Related Contracts"                       2.1

                  1.2. UCC Definitions. Unless otherwise defined herein, terms defined in Article 9 of the UCC shall have the same meanings in this Agreement.

                                   ARTICLE II
                                  THE SECURITY

                  2.1. Grant of Security. As security for the full and timely payment and performance of the Secured Obligations, the Grantors hereby assign and pledge to the Lender, and grant to the Lender a security interest in, all right, title and interest of the Grantors in, to and under the following, whether now or hereafter existing or acquired (the "Collateral"):

                  (a) all equipment in all of its forms of the Grantors including, without limitation, all machinery, motor vehicles, furniture, tools, accessories, parts, fixtures and all other personal property of the Grantors, and all parts of and all accessions to any of the foregoing, in each case wherever located (collectively, the "Equipment);

                  (b) all inventory in all of its forms of the Grantors including, without limitation, (i) all raw materials and work in progress therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) all goods in which the Grantors have an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantors have an interest or right as consignee), and (iii) all goods which are returned to or repossessed by the Grantors, and all accessions to, products of and documents for any of the foregoing, in each case wherever located (collectively, the "Inventory");

                  (c) all accounts, accounts receivable, contract rights, chattel paper, instruments, documents and general intangibles (including, but not limited to, all tax refunds, intellectual property and proprietary rights) of the Grantors, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantors now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, accounts receivable contract rights, chattel paper, instruments, documents or general intangibles (such accounts, accounts receivable contract rights, chattel paper, instruments, documents and general intangibles being collectively the "Receivables," and such security agreements, guaranties, leases and other contracts being collectively the "Related Contracts");

                  (d) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

                  (e) all property of the Grantors, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Lender shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Lender's rights of setoff (which the Grantors acknowledge), the balance of any account or any amount which may be owing from time to time by the Lender to the Grantors;

                  (f) all books and records in whatever form (together with all related software) of the Grantors relating to, or used or useful in connection with, any Collateral; and

                  (g) all proceeds of any of the foregoing (including, without limitation, proceeds which constitute property of the types described in the foregoing clauses (a) through (f)) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                  As to that portion of the Collateral covered by the Original Security Agreement, it is intended that this Section 2.1 shall, without limitation, operate to confirm the continuation of the liens and security interests originally created and granted under the Original Security Agreement.

                  2.2. Grantors Remain Liable. Notwithstanding anything to the contrary herein or in any other Loan Document, (a) the Grantors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any rights or remedies under or in connection with this Agreement or any other Loan Document shall not release the Grantors from any of their duties or obligations under the contracts and agreements included in the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall the Lender be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  2.3. Continuing Agreement. This Agreement creates a continuing security interest in the Collateral and shall continue in full force and effect until all Secured Obligations have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated. Upon the payment and performance in full of all Secured Obligations and termination of all commitments to extend credit under the Loan Documents, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Lender will, at the Grantors' request and expense, immediately return to the Grantors, without any representations, warranties or recourse of any kind whatsoever, such of the Collateral as then may be held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors may reasonably request to evidence such termination.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  The Grantors hereby jointly and severally represent and warrant to the Lender as follows:

                  3.1. Title. The Grantors are the legal and beneficial owners of the Collateral, free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest under this Agreement in favor of the Lender securing the Secured Obligations. No effective financing statement or other item similar in effect covering any Collateral is on file in any recording office, except such as may be filed in favor of the Lender relating to this Agreement.

                  3.2. Validity, Perfection and Priority. This Agreement creates a valid security interest in the Collateral in favor of the Lender securing the Secured Obligations, which security interest has been duly perfected and is prior to all other liens, security interests, options or other charges or encumbrances. All filings and other actions necessary or desirable to perfect and protect such security interest in favor of the Lender have been duly made and taken.

                  3.3. Governmental Approvals and Filings. To the best of the Grantors' knowledge, after due inquiry, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is or will be necessary (a) for the grant by the Grantors of the security interest in the Collateral hereunder or for the execution, delivery or performance of this Agreement by the Grantors, (b) to ensure the validity, perfection or priority of the security interest in the Collateral granted hereunder, or (c) for the exercise by the Lender of any of its rights or remedies hereunder, except for the filing of UCC financing statements and continuation statements in appropriate jurisdictions.

                  3.4. Offices, etc. Schedule 3.4 identifies as of the date hereof the address of the chief executive office of each Grantor, of each office (whether maintained by the Grantors or otherwise) where books and records relating to the Collateral are kept, and of each place of business of each of the Grantors. Schedule 3.4 also identifies all changes in the foregoing information during the one year period ending on the date hereof.

                  3.5. Location of Equipment and Inventory. Schedule 3.5 identifies as of the date hereof the address of each place at which Equipment or Inventory of the Grantors are located, except for Equipment and Inventory described in any of clauses (i) through (v) of Section 4.4(a). Schedule 3.5 also identifies all changes in the foregoing information during the one year period ending on the date hereof.

                  3.6. Names, etc. During the one year period ending on the date hereof, neither the Grantors nor any of their direct or indirect predecessors by merger, consolidation or other corporate reorganization is or has been known by or used any corporate or fictitious name or trade name (other than the corporate names of each of the Grantors as of the date hereof), nor have the Grantors or any such predecessor been the subject of any merger, consolidation or other corporate reorganization, nor have the Grantors or any such predecessor otherwise changed their name, identity or corporate structure, except as set forth in Schedule
3.6. For each such direct and indirect predecessor of the Grantors, Schedule 3.6 also identifies the respective addresses referred to in Sections 3.4 and 3.5 for all times during such period.

                  3.7. Possession and Control. The Grantors have exclusive possession and control of the Equipment and Inventory.

                  3.8. Certain Receivables. The Grantors have delivered to the Lender possession of all originals of all promissory notes or other instruments, chattel paper and negotiable documents constituting Collateral.

                  3.9. Compliance with Laws, etc. To the best of Grantors' knowledge, after due inquiry, all Inventory has been produced in compliance with all requirements of the Fair Labor Standard Act.

                  3.10. Representations and Warranties Remade at Each Extension of Credit. Each request (including any deemed request) by the Grantors for any extension of credit under any Loan Document shall be deemed to constitute a representation and warranty by the Grantors to the Lender that the representations and warranties made by the Grantors in this Article III are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Lender to receive notice from the Grantors to the contrary before the Lender makes any extension of credit under any Loan Document shall constitute a further representation and warranty by the Grantors to the Lender that the representations and warranties made by the Grantors in this Article III are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.

                                   ARTICLE IV
                                    COVENANTS

                  4.1. Books and Records; Inspection. The Grantors shall (a) keep complete and accurate books and records concerning the Collateral and, at the request of the Lender from time to time, permit the Lender or its representatives to inspect and copy such books and records during normal business hours, (b) at the request of the Lender from time to time, permit the Lender or its representatives to inspect any Collateral not in the possession of the Lender, and (c) furnish to the Lender such information and reports in connection with the Collateral at such times and in such form as the Lender may reasonably request. The Lender shall have the right to examine, but not verify the Collateral from time to time.

                  4.2.  Transfers and Other Liens, etc.

                  (a) Transfers. The Grantors shall not sell, assign, lease, transfer or otherwise dispose of any Collateral (voluntarily or involuntarily, by operation of law or otherwise) except (i) Inventory in the ordinary course of business, and (ii) Equipment that is worn-out or obsolete, all in the ordinary course of business.

                  (b) Other Liens. The Grantors shall not create or permit to exist any lien, security interest, option or other charge or encumbrance on any Collateral (voluntarily or involuntarily, by operation of law or otherwise) except for (i) the security interest under this Agreement in favor of the Lender securing the Secured Obligations, (ii) Permitted Liens and (iii) as otherwise permitted in Section 6.2 of the Amended and Restated Credit Agreement.

                  4.3. Change in Name, etc. The Grantors shall not have, use or be know by any corporate or fictitious name or trade name other than their corporate names as of the date hereof, nor be the subject of any merger, consolidation or other corporate reorganization, nor otherwise change their names, identities or corporate structures, except as permitted by Section 6.9 of the Amended and Restated Credit Agreement, and after all actions referred to in
Section 4.7(a) hereof have been completed.

                  4.4. Certain Covenants Relating Primarily to Equipment and Inventory.

                  (a) Location. The Grantors shall keep all Equipment and Inventory at the addresses identified in Schedule 3.5, or upon 30 days' notice to the Lender (specifically referring to this Section 4.4(a)), at such other locations in jurisdictions where all actions referred to in Section 4.7(a) have been completed provided, that the foregoing restriction shall not apply to the following: (i) Inventory in transit to purchasers from the Grantors in the ordinary course of business, (ii) Equipment and Inventory purchased by the Grantors in the ordinary course of business but not yet received, (iii) Equipment temporarily removed in the ordinary course of business for repair, refurbishment or routine service, (iv) Equipment constituting motor vehicles, aircraft, shipping vessels, rolling stock or other mobile goods and relocated in the ordinary course of business, and (v) Equipment and Inventory temporarily removed in the course of contract work by the Grantors in the ordinary course of business. The Grantors shall keep all Equipment and Inventory in the 48 contiguous United States (except for Equipment and Inventory described in the proviso to the foregoing sentence).

                  (b) Maintenance and Repair. The Grantors shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any applicable manufacturer's manual; and the Grantors shall forthwith, or in the case of any loss or damage to any of the Equipment as promptly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such ends. The Grantors shall promptly notify the Lender of any material loss or damage to any of the Equipment.

                  (c) Possession and Control. The Grantors shall at all times retain exclusive possession and control of all Equipment and Inventory.

                  (d) Negotiable Documents. The Grantors will not permit any Collateral to constitute or be covered by a negotiable document except for (i) the Promissory Note in the original principal amount of $135,900 from Richard B. Miller in favor of the NCO Financial, and (ii) such other loans as permitted by
Section 6.5 of the Amended and Restated Credit Agreement. The Grantors shall immediately deliver to the Lender any negotiable documents, whether allowed hereunder or in existence in violation of this provision, in accordance with
Section 4.7.

                  (e) Taxes, Claims; FLSA. The Grantors shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory. In producing Inventory, the Grantors shall comply with all requirements of the Fair Labor Standards Act.

                  (f) Certificate of Title. The Grantors shall cause the security interests in favor of the Lender hereunder to be duly noted on any certificate of title with respect to any Collateral, and shall promptly (and in any event within ten days after the acquisition of any property subject to any certificate of title), deliver or cause to be delivered to the Lender each such certificate of title.

                  4.5.  Certain Covenants Relating Primarily to

Receivables.

                  (a) Offices. The Grantors shall keep their chief executive offices, the offices (whether maintained by the Grantors or otherwise) where books and records relating to the Collateral are kept and their places of business at the respective addresses identified in Section 3.5 or, upon 60 days' notice (specifically referring to this Section 4.5(a)) to the Lender, at such other locations in jurisdictions where all actions referred to in Section 4.7(a) have been completed. The Grantors shall maintain their chief executive offices in the 48 contiguous United States.

                  (b) Collection; Servicing. Except as otherwise provided in this Section 4.5(b), the Grantors shall continue to collect, at their own expense, all amounts due or to become due the Grantors under the Receivables. In connection with such collections, the Grantors may take (and, at the Lender's direction, shall take) such action as the Grantors or the Lender may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Lender shall have the right at any time, after the occurrence of an Event of Default or Potential Default, upon notice to the Grantors of its intention to do so, to notify (or require the Grantors to notify) the account debtors or obligors under any Receivables of the security interest in favor of the Lender in the Receivables and to direct such account debtors or obligors to make payments of all amounts due or to become due to the Grantors thereunder directly to the Lender and, upon such notification and at the expense of the Grantors, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantors may have done. After receipt by any of the Grantors of the notice from the Lender referred to in the proviso to the preceding sentence,
(i) all amounts and proceeds (including instruments) received by the Grantors in respect of the Receivables shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over or delivered to the Lender in the same form as so received (with any necessary endorsement) to be held as collateral hereunder and either (A) released to the Grantors so long as no Event of Default or Potential Default shall have occurred and be continuing, or (B) if any Event of Default or Potential Default shall have occurred and be continuing, and if the Lender does not otherwise in its discretion elect to release such amounts to Grantors, applied as provided in Section 5.6, and (ii) the Grantors shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                  4.6. Insurance. The Grantors shall, at their own expense, maintain or cause to be maintained insurance in accordance with Section 5.2 of the Amended and Restated Credit Agreement. All insurance on Inventory and Equipment shall identify the Lender as either loss payee or lender loss payee at the option of the Lender.

                  4.7.  Further Assurances.

                  (a) General. The Grantors shall from time to time, at their expense, promptly execute and deliver all further instruments and agreements, and take all further actions that may be necessary or appropriate, or that the Lender may reasonably request, in order to perfect or protect any assignment, pledge or security interest granted or purported to be granted hereby or to enable the Lender to exercise or enforce its rights and remedies hereunder. Without limiting the generality of the foregoing, the Grantors will:

                  (i) if any Collateral shall be evidenced by a promissory note or other instrument, immediately deliver to the Lender such promissory note or instrument, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender,

                  (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby, and

                  (iii) mark conspicuously each copy of all chattel paper and negotiable documents included in the Collateral and, at the request of the Lender, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Lender, indicating that such chattel paper, negotiable document, or Collateral is subject to the security interest granted pursuant hereto.

                  (b) Financing Statements, etc. The Grantors hereby authorize the Lender to file one or more financing or continuation statements, and amendments thereto, relating to any Collateral without the signature of the Grantors where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering any Collateral shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V
                    CERTAIN RIGHTS AND REMEDIES OF THE LENDER

                  5.1. Lender May Perform. If the Grantors fail to perform any obligation under or in connection with this Agreement, the Lender may (but shall have no duty to) itself perform or cause performance of such obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantors pursuant to Section 6.4. The Lender may from time to time take any other action which the Lender deems necessary or appropriate for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                  5.2. No Duty to Exercise Powers. The powers of the Lender under and in connection with this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

                  5.3. Duties of Lender. Except for exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys received by it pursuant to this Agreement, the Lender shall have no duty as to any Collateral. In any event the Lender (a) shall have no duty to take any steps to preserve rights against prior parties or any other rights pertaining to any Collateral, (b) shall have no duty as to ascertaining or taking action with respect to calls, conversions, exchanges, tenders, maturities or other matters pertaining to any Collateral, whether or not the Lender has any knowledge of such matters, and (c) shall not be liable for any action, omission, insolvency or default on the part of any agent or custodian (other than the Lender) appointed by the Lender in good faith. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if it takes such action for such purpose as the Grantors request in writing from time to time (but failure to take any such action shall not in itself be deemed a failure to exercise reasonable care or evidence of such failure). Subject only to the performance by the Lender of its duties set forth in this Section 5.3, risk of loss, damage and diminution in value of the Collateral, of whatever nature and however caused, shall be on the Grantors.

                  5.4. Power of Attorney. The Grantors hereby irrevocably appoint the Lender, with full power of substitution, to be the attorney-in-fact of the Grantors, with full authority in the place and stead of the Grantors and in the name of the Grantors or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instruments and agreements which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including the following:

                  (a) to demand, collect, enforce, file claims for, sue for, recover, compromise, release, and take any action or institute any proceedings to collect or enforce, all rights to payments due or to become due and all other rights of the Grantors under or in connection with any Collateral,

                  (b) to receive, endorse and collect any checks, notes or other instruments, documents, chattel paper or any other payment media in connection with the foregoing clause (a), and

                  (c)  to perform all obligations of the Grantors

         hereunder

provided that, except for taking actions referred to in Section 4.7(a), such power of attorney may be exercised only so long as an Event of Default has occurred and is continuing. Such power of attorney is irrevocable and coupled with an interest. All third parties are entitled to rely conclusively on a representation by the Lender that it is entitled to exercise such power of attorney.

                  5.5. Certain Remedies. If any Event of Default shall have occurred and be continuing, the Lender may exercise all rights and remedies which it may have under this Agreement, any other agreement, at law or otherwise, and in addition, the following provisions shall apply:

                  (a) The Lender may exercise all rights and remedies with respect to the Collateral and each part thereof as are provided by the UCC to a secured party on default (whether or not the UCC applies to the affected Collateral). To the extent, if any, the Lender does not otherwise have the right to do so, the Lender may (i) take absolute possession and control of the Collateral or any part thereof, (ii) transfer any Collateral into the name of the Lender or its nominees,
         (iii) notify the parties obligated on the Collateral to make to the Lender any payments due or to become due, (iv) receive any payments made under or in connection with the Collateral, (v) exercise all rights and remedies of the Grantor under or in connection with the Collateral, (vi) demand, collect, enforce, file claims for, sue for, recover, compromise, release, and take any action or institute any proceedings to collect or enforce, all rights to payments due or to become due and all other rights of the Grantors under or in connection with any Collateral, and (vii) otherwise deal in and act with respect to the Collateral in all respects as though it were the outright owner thereof.

                  (b) Upon the request of the Lender, the Grantors will, at their expense, forthwith assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties. The Lender may enter into, occupy and take possession of any premises where any Collateral is located, without obligation to the Grantors.

                  (c) All payments received by the Grantors in respect of any Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement).

                  (d) The Lender may, without notice except to the extent required by law, sell the Collateral or any part thereof, in one or more parcels, at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Grantors agree that, to the extent notice of sale is required by law, at least ten days' prior notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale, regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (e) The Grantors agree that the Lender may comply with any limitation or restriction in connection with any sale of any Collateral as the Lender may deem to be necessary or advisable in order to comply with any law, or in order to obtain or make, or avoid the need to obtain or make, any approval or registration of the offering, sale or purchaser by or with any governmental agency or regulatory body. The Grantors agree that (i) the Lender may make sales in compliance with such limitations and restrictions, even though such sales may be at prices and on other terms less favorable to the seller than if such approvals or registrations were obtained or made, (ii) the Lender shall have no obligation to delay sale of any Collateral in order to obtain or make any such approval or registration, and (iii) it shall not be commercially unreasonable to make sales in compliance with such limitations and restrictions.

                  5.6. Application of Payments. All cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon any of the Collateral, may in the discretion of the Lender be held by the Lender as collateral for the Secured Obligations, or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 6.4) in whole or part by the Lender to the Secured Obligations in such order as the Lender may elect. If and when all Secured Obligations shall have been paid in full and all commitments to extend credit under the Loan Documents shall have terminated, any surplus of such cash or cash proceeds held by the Lender shall be immediately paid over to the Grantors or as otherwise required by law. The Grantors shall remain liable for any deficiency.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  6.1. Amendments, etc. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by the Grantors herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Lender. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  6.2. No Implied Waiver; Remedies Cumulative. No delay or failure of the Lender in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

                  6.3. Notices. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be given, shall be effective, and may be relied upon, in the same way as notices under the Amended and Restated Credit Agreement.

                  6.4  Indemnity and Expenses.

                  (a) Indemnity. The Grantors agree to indemnify the Lender from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, liabilities and expenses resulting solely from the gross negligence or willful misconduct of the Lender.

                  (b) Expenses. The Grantors will upon demand pay to the Lender the amount of all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection of or other realization upon, any Collateral, (ii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iii) the failure by any of the Grantors to perform or observe any of the provisions hereof.

                  6.5. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

                  6.6. Survival. All representations and warranties of the Grantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, termination of this Agreement, or any other event or circumstance whatever. The obligations of the Grantors under Section 6.4 shall survive termination of this Agreement.

                  6.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

                  6.8. Construction. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; and "or" is not exclusive. In this Agreement, "include," includes," "including" and similar terms are not limiting; "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision; and "expenses," "costs," "out-of-pocket expenses" and similar terms include the charges of in-house counsel, auditors and other professionals of the relevant Person to the extent that such amounts are routinely identified and charged under such Person's cost accounting system. Section and other headings in this Agreement, and any table of contents herein, are for reference only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of security agreements in favor of the grantor, nor any doctrine of construction of ambiguities against the party controlling the drafting, shall apply to this Agreement.

                  6.9 Successors and Assigns. This Agreement shall be binding upon the Grantors and their successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns. Without limitation of the foregoing, the Lender (and any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Secured Obligations, to any other Person, and such Secured Obligations (including any Secured Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Secured Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Secured Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Lender in this Agreement or otherwise.

                  6.10. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, exclusive of choice of law principles, except to the extent that perfection and the effect of perfection or nonperfection of the security interests in the Collateral is governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania pursuant to the UCC.

                  IN WITNESS WHEREOF, the Grantors have caused this Agreement to be duly executed and delivered as of the date first above written.

ATTEST:                                              NCO GROUP, INC.

By                                                   By /s/ MICHAEL J. BARRIST
  ------------------------                             ------------------------
   Title:                                              MICHAEL J. BARRIST
                                                       Title:

[Corporate Seal]

ATTEST:                                              NCO FINANCIAL SYSTEMS, INC.

By                                                   By /s/ MICHAEL J. BARRIST
  ------------------------                             ------------------------
   Title:                                              MICHAEL J. BARRIST
                                                       Title:

[Corporate Seal]

ATTEST:                                              NCO FUNDING, INC.

By                                                   By /s/ MICHAEL J. BARRIST
  ------------------------                             ------------------------
   Title:                                              MICHAEL J. BARRIST
                                                       Title:

[Corporate Seal]

ATTEST:                                              NCO OF NEW YORK, INC.

By                                                   By /s/ MICHAEL J. BARRIST
  ------------------------                             ------------------------
   Title:                                              MICHAEL J. BARRIST
                                                       Title:

[Corporate Seal]

ACCEPTED AND AGREED:

MELLON BANK, N.A.

By:
   -----------------------
   LIZ A. MELLACE
   Assistant Vice President

                                  SCHEDULE 3.4
                                  ------------

                            LOCATION OF OFFICES, ETC.
                            -------------------------

A. Address (including street address and county) of the chief executive office of each of the Grantors:

B. Address (including street address and county) of each additional place of business of each of the Grantors and any additional office (whether maintained by a Grantor or otherwise) where books and records relating to Collateral are kept:

C. Changes in the foregoing information during the one year period ending on the date of the Security Agreement:

                                  SCHEDULE 3.5
                                  ------------

                       LOCATION OF EQUIPMENT AND INVENTORY
                       -----------------------------------


Address (including street address and county) of each location where Equipment or Inventory is located:

                                  SCHEDULE 3.6
                                  ------------

                                   NAMES, ETC.
                                   -----------